UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Capnia, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPNIA, INC.

1235 Radio Road, Suite 110

Redwood City, CA 94065

(Address of principal executive offices)

NOTICE OF SPECIAL MEETING OF

STOCKHOLDERS AND PROXY STATEMENT

November 10, 2015

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders (“Special Meeting”) of Capnia, Inc. to be held at 8:30 am Pacific Time on November 20, 2015 at the company’s headquarters, 1235 Radio Road, Suite 110 Redwood City, CA 94065. Details regarding the meeting, the business to be conducted at the meeting, and information about Capnia, Inc. that you should consider when you vote your shares are described in this proxy statement. The following proposals are being submitted for your approval:

1. To approve, as required by and in accordance with NASDAQ Marketplace Rule 5635(d) (which requires shareholder approval of a transaction other than a public offering involving the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock), the issuance of up to an aggregate of 7,213,689 shares of Capnia’s common stock, consisting of:

(i)	4,402,877 shares of common stock issuable upon the conversion of approximately 8,145.3 shares of Series A Convertible Preferred Stock, of which 2,700.3 were sold at the First Closing (as defined below) and 5,445 are available for sale and issuance at the Second Closing (as defined below) pursuant to the Securities Purchase Agreement dated as of October 12, 2015 as amended by Amendment No. 1 to Securities Purchase Agreement dated October 29, 2015 (the “Securities Purchase Agreement”), for an aggregate purchase price of approximately $8,145,300 and based upon a fixed conversion price of $1.85 per share on an as-converted basis;

(ii)	2,702,704 shares of our common stock (based on the full $10,000,000 investment) issuable upon exercise of Series D Common Stock Purchase Warrants, of which Series D Common Stock Purchase Warrants exercisable for 1,231,082 shares of common stock were sold at the First Closing (as defined in the Securities Purchase Agreement) and Series D Common Stock Purchase Warrants exercisable for 1,471,622 shares of common stock are available for sale and issuance at the Second Closing (as defined in the Securities Purchase Agreement) pursuant to the Securities Purchase Agreement, based on a fixed per share exercise price of $2.46; and

(iii)	108,108 shares of our common stock issuable upon exercise of Common Stock Warrants, of which Common Stock Warrants exercisable for 49,243 shares were issued at the First Closing and Common Stock Warrants exercisable for 58,865 are available for issuance at the Second Closing, based on a fixed per share exercise price of $2.46, issuable to Maxim Group, LLC, as our placement agent, pursuant to the Engagement Letter dated September 17, 2015 (the “Engagement Letter”).

Our Board of Directors recommends the approval of this proposal. Such other business will be transacted as may properly come before the Special Meeting.

Our Board of Directors has fixed the close of business on October 23, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and at any adjournment or postponement thereof.

We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you cast your vote either in person or by proxy. Regardless of the number of shares you own, please vote your shares as soon as possible. For your convenience, you may vote by telephone by calling toll-free at 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries or via the Internet at www.voteproxy.com or www.astproxyportal.com/ast/19765 and following the instructions on the enclosed proxy card. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Capnia, Inc. We look forward to seeing you at the Special Meeting.

Sincerely,

/s/ Anish Bhatnagar, M.D.
Anish Bhatnagar, M.D.,
President and Chief Executive Officer

CAPNIA, INC.

1235 Radio Road, Suite 110

Redwood City, CA 94065

(Address of principal executive offices)

PURPOSES:

1.	To approve, as required by and in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of up to an aggregate of 7,213,689 shares of our common stock, consisting of:

(i)	4,402,877 shares of common stock issuable upon the conversion of approximately 8,145.3 shares of Series A Convertible Preferred Stock, of which 2,700.3 were sold at the First Closing and 5,445 are available for sale and issuance at the Second Closing pursuant to the Securities Purchase Agreement, for an aggregate purchase price of approximately $8,145,300 and based upon a fixed conversion price of $1.85 per share on an as-converted basis;

(ii)	2,702,704 shares of our common stock (based on the full $10,000,000 investment) issuable upon exercise of Series D Common Stock Purchase Warrants, of which Series D Common Stock Purchase Warrants exercisable for 1,231,082 shares of common stock were sold at the First Closing and Series D Common Stock Purchase Warrants exercisable for 1,471,622 shares of common stock are available for sale and issuance at the Second Closing pursuant to the Securities Purchase Agreement, based on a fixed per share exercise price of $2.46; and

(iii)	108,108 shares of our common stock issuable upon exercise of Common Stock Warrants, of which Common Stock Warrants exercisable for 49,243 shares were issued at the First Closing and Common Stock Warrants exercisable for 58,865 are available for issuance at the Second Closing, based on a fixed per share exercise price of $2.46, issuable to Maxim Group, LLC, as our placement agent, pursuant to the Engagement Letter.

WHO MAY VOTE:

You may vote if you were the record owner of Capnia, Inc. common stock at the close of business on October 23, 2015, the record date. A list of stockholders of record will be available at the Special Meeting and, during the 10 days prior to the Special Meeting, at our principal executive offices located at 1235 Radio Road, Suite 110, Redwood City, CA 94065.

All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Anish Bhatnagar, M.D.
Anish Bhatnagar, M.D.,
Director, President and Chief Executive Officer

CAPNIA, INC.

1235 Radio Road, Suite 110

Redwood City, CA 94065

(650) 213-8444

PROXY S TATEMENT

SPECIAL MEETING OF STOCKHOLDERS

November 20, 2015

This proxy statement and the enclosed proxy card are being mailed to stockholders on or about November 10, 2015 and are furnished in connection with the solicitation of proxies by the Board of Directors of Capnia, Inc. (“Capnia”, “we”, “us”, the “Company”, or the “Corporation”) for use at a special meeting of stockholders (the “Special Meeting”) to be held on, November 20, 2015 at 8:30 am, Pacific Time, at our headquarters, 1235 Radio Road, Suite 110, Redwood City, CA 94065, and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON NOVEMBER 20, 2015

This proxy statement is available for viewing, printing and downloading at:

www.voteproxy.com or www.astproxyportal.com/ast/19765

This proxy statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company soliciting my proxy?

The Board of Directors of Capnia, Inc. (the “Board”) is soliciting your proxy to vote at the Special Meeting of Stockholders to be held at our headquarters located at 1235 Radio Road, Suite 110, Redwood City, CA 94065, on November 20, 2015 at 8:30 am, Pacific Time, and any adjournments or postponements of the meeting, which we refer to as the Special Meeting. The proxy statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We have sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card because you owned shares of Capnia, Inc. common stock on October 23, 2015, the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about November 10, 2015.

Who can vote?

Only stockholders of record as of the close of business on October 23, 2015 will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. On the record date, 12,043,476 shares of our common stock were issued and outstanding. Our common stock is our only class of voting stock.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

Who can attend the Special Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. Seating will be limited.

What do I need to present for admission to the Special Meeting?

You will need to present proof of your record or beneficial ownership of common stock, such as a bank or brokerage account statement, and a form of personal identification to be admitted to the Special Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

How many votes do I have?

Each share of our common stock that you own entitles you to one vote.

How do I vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against, or abstain with respect to both of the proposals to be voted on at the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, LLC, or you have stock certificates registered in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 11:59 p.m. Eastern Time on November 19, 2015.

If your shares are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a proxy card from your broker.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, a “stockholder of record.” This proxy statement, the notice of special meeting and the proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” This proxy statement, the notice of special meeting and the proxy card have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

How does the Board recommend that I vote on the proposal?

The Board recommends that you vote as follows:

•	“FOR” the approval of the issuance of up to an aggregate of 7,213,689 shares of our common stock, consisting of:

(i) 4,402,877 shares of common stock issuable upon the conversion of approximately 8,145.3 shares of Series A Convertible Preferred Stock, of which 2,700.3 were sold at the First Closing and 5,445 are available for sale and issuance at the Second Closing pursuant to the Securities Purchase Agreement, for an aggregate purchase price of approximately $8,145,300 and based upon a fixed conversion price of $1.85 per share on an as-converted basis;

(ii) 2,702,704 shares of our common stock (based on the full $10,000,000 investment) issuable upon exercise of Series D Common Stock Purchase Warrants, of which Series D Common Stock Purchase Warrants exercisable for 1,231,082 shares of common stock were sold at the First Closing and Series D Common Stock Purchase Warrants exercisable for 1,471,622 shares of common stock are available for sale and issuance at the Second Closing pursuant to the Securities Purchase Agreement, based on a fixed per share exercise price of $2.46; and

(iii) 108,108 shares of our common stock issuable upon exercise of Common Stock Warrants, of which Common Stock Warrants exercisable for 49,243 shares were issued at the First Closing and Common Stock Warrants exercisable for 58,865 are available for issuance at the Second Closing, based on a fixed per share exercise price of $2.46, issuable to Maxim Group, LLC, as our placement agent, pursuant to the Engagement Letter.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Secretary of the Company in writing before the Special Meeting that you have revoked your proxy; or

•	by attending the Special Meeting in person and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet, or proxy card is the one that will be counted.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote?

If your shares are registered in your name, they will not be counted if you do not vote as described above. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares, the bank, broker or other holder of record has the authority to vote your unvoted shares on Proposal 1, even if it does not receive any instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your bank, broker or other holder of record cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

What vote is required to approve each proposal and how are votes counted?

Except as set forth herein, the affirmative vote of a majority of the Company’s outstanding common stock present in person or represented by proxy at the Special Meeting and entitled to vote on each proposal presented herein is generally required for the approval of such proposal. Under NASDAQ rules, the holders of the securities issued on October 15, 2015 pursuant to the Securities Purchase Agreement and the shares issued under the Common Stock Purchase Agreement dated as of July 24, 2015 (the “Aspire Purchase Agreement”) are not entitled to vote such shares on Proposal 1. All votes will be tabulated by the inspector of election appointed for the special meeting, who will separately tabulate affirmative and negative votes, abstentions and broker “non-votes.” Only votes cast “for” a proposal constitute affirmative votes. A properly executed proxy marked “abstain” will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast for a proposal, they will have the same effect as negative votes or votes against that proposal.

Proposal 1: Approve the issuance of up to an aggregate of 6,447,861 shares of our common stock

The affirmative vote of a majority of the Company’s outstanding common stock is required to approve the issuance of up to an aggregate of 7,213,689 shares of our common stock, consisting of:

(i) 4,402,877 shares of common stock issuable upon the conversion of approximately 8,145.3 shares of Series A Convertible Preferred Stock, of which 2,700.3 were sold at the First Closing and 5,445 are available for sale and issuance at the Second Closing pursuant to the Securities Purchase Agreement, for an aggregate purchase price of approximately $8,145,300 and based upon a fixed conversion price of $1.85 per share on an as-converted basis;

(ii) 2,702,704 shares of our common stock (based on the full $10,000,000 investment) issuable upon exercise of Series D Common Stock Purchase Warrants, of which Series D Common Stock Purchase Warrants exercisable for 1,231,082 shares of common stock were sold at the First Closing and Series D Common Stock Purchase Warrants exercisable for 1,471,622 shares of common stock are available for sale and issuance at the Second Closing pursuant to the Securities Purchase Agreement, based on a fixed per share exercise price of $2.46; and

(iii) 108,108 shares of our common stock issuable upon exercise of Common Stock Warrants, of which Common Stock Warrants exercisable for 49,243 shares were issued at the First Closing and Common Stock Warrants exercisable for 58,865 are available for issuance at the Second Closing, based on a fixed per share exercise price of $2.46, issuable to Maxim Group, LLC, as our placement agent, pursuant to the Engagement Letter.

Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes, as well as any abstentions, will be treated as votes against this proposal.

Could other matters be decided at the Special Meeting?

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy card.

We will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What constitutes a quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Who are the persons selected by the Board to serve as proxies?

Anish Bhatnagar, M.D and David D. O’Toole, the persons named as proxies on the proxy card and voting instruction card accompanying this proxy statement, were selected by the Board to serve in such capacity. Anish Bhatnagar, M.D is the Chief Executive Officer of the Company and David D. O’Toole is the Chief Financial Officer of the Company.

Who will count the vote?

At the Special Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed by us for the meeting.

Is there a list of stockholders entitled to vote at the Special Meeting?

Yes. A list of stockholders entitled to vote at the Special Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours, commencing November 10, 2015, and continuing through the date of the Special Meeting, at our principal offices located at 1235 Radio Road, Suite 110, Redwood City, CA 94065.

Can I access the Notice of Special Meeting of Stockholders and Proxy Statement on the Internet?

The notice of special meeting of stockholders, proxy statement and proxy card are available on the Internet at www.voteproxy.com or www.astproxyportal.com/ast/19765 and are also available on our website at www.capnia.com under the link “Investors.”

Attending the Special Meeting

The Special Meeting will be held on November 20, 2015, at 8:30 a.m., Pacific time, at the Company’s headquarters located at 1235 Radio Road, Suite 110, Redwood City, CA 94065. When you arrive at the Company’s headquarters, signs will direct you to the appropriate meeting rooms. You need not attend the Special Meeting in order to vote.

Electronic Delivery of Future Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

If you are a stockholder of record, you can choose this option and save us the cost of producing and mailing these documents by going to www.voteproxy.com or www.astproxyportal.com/ast/19765 accessing your account information and following the instructions provided.

What Will Happen if This Proposal is Not Approved?

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF OUR COMMON STOCK ON THE NASDAQ CAPITAL MARKET, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF OUR COMMON STOCK.

Overview

Private Placement under the Securities Purchase Agreement

On October 12, 2015, Capnia, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with funds managed by Sabby Management, LLC (“Sabby”), pursuant to which the Company agreed to sell to Sabby, in a private placement, an aggregate of up to 10,000 shares of Series A Convertible Preferred Stock (the “Series A Convertible Preferred”) at an aggregate purchase price of $10,000,000, which is convertible into 5,405,405 shares of our common stock (“Common Stock”), based on a fixed conversion price of $1.85 per share on an as-converted basis, and Series D Common Stock Purchase Warrants (the “Series D Warrants”) to purchase 2,702,704 shares of our Common Stock, based on a fixed per share exercise price of $2.46. The initial closing transactions contemplated by the Securities Purchase Agreement (collectively, the “Transactions”) were consummated at the First Closing (as defined in the Securities Purchase Agreement) on October 15, 2015. The aggregate purchase price to be paid by Sabby for the Series A Convertible Preferred and the Series D Warrants is expected to be approximately $10,000,000 if fully subscribed.

The First Closing under the Securities Purchase Agreement was held on October 15, 2015. At the First Closing, the Company sold, and Sabby purchased, an aggregate of approximately 4,555 shares of Series A Convertible Preferred for an aggregate purchase price of $4,554,999.60, which shares are convertible at a fixed conversion price of $1.85 per share on an as-converted basis into 2,462,162 shares of Common Stock. Sabby also received Series D Warrants exercisable for the purchase 1,231,082 shares (based on the full $4,554,999.60 investment) of Common Stock, at an exercise price of $2.46 per share.

The Second Closing (as defined in the Securities Purchase Agreement) under the Securities Purchase Agreement is subject to stockholder approval to issue 20% or more of our Common Stock pursuant to NASDAQ Rule 5635(d) described below, and the effectiveness of a registration statement covering the resale of all shares of common stock underlying all the Series A Convertible Preferred and all the shares underlying all the Series D Warrants. Upon the Second Closing, the Company agrees to sell, and Sabby agrees to purchase approximately 5,445 shares of Series A Convertible Preferred for an aggregate purchase price of $5,444,999.50, which shares are convertible at a fixed conversion price of $1.85 per share on an as-converted basis into 2,943,243 shares of Common Stock. Sabby will also receive Series D Warrants exercisable for the purchase 1,471,622 shares (based on the full $5,444,999.50 investment) of common stock, at an exercise price of $2.46 per share.

Maxim Group, LLC (“Maxim”) served as our placement agent for the private placement under the Securities Purchase Agreement. Pursuant to the terms of the letter agreement between the Company and Maxim dated September 17, 2015 (the “Engagement Letter”), Maxim has no obligation to buy any of the securities or to arrange for the purchase or sale of any specific number or dollar amount of securities. Among other consideration, Maxim will also receive a Common Stock Warrant (the “Placement Agent Warrant”) to purchase 2.0% of the total number of shares of Common Stock underlying the Series A Convertible Preferred being sold in the offering, or a maximum of 108,108 shares of Common Stock, at a fixed exercise price of $2.46 per share.

NASDAQ Rule 5635(d)

NASDAQ Rule 5635(d) requires stockholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of common stock equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book and market value of our common stock as of the time of execution of the definitive agreement with respect to such transaction. The per share price of our common stock for which we have commitments and the price per share of our common stock for which we obtain future commitments, if any, in connection with the private placement under the Securities Purchase Agreement was less than the greater of book or market value at the time of execution of the definitive agreements with respect to the private placement under the Securities Purchase Agreement. As a result, the Company is seeking stockholder approval for the sale and issuance of such shares in connection with the private placement under the Securities Purchase Agreement pursuant to NASDAQ Rule 5635(d).

Consequences if Stockholder Approval is Not Obtained

Pursuant to the Purchase Agreement, we agreed to seek stockholder approval of the issuance of the securities pursuant to the private placement no later than January 13, 2016. If we obtain stockholder approval at the November 20, 2015 Special Meeting of Stockholders, this provision will have been satisfied.

Furthermore, if on or after at any time on or after the earlier of April 16, 2016 and the Shareholder Approval Date (the date on which the Series D Warrants are first exercisable), the holders of Series D Warrants to purchase approximately 2,702,704 shares of Common Stock seek to exercise those warrants for Common Stock but are prevented from doing so because stockholder approval has not been obtained, the Company will be required to pay cash, instead of issuing Common Stock, equal to the difference between the weighted-average price of the Common Stock on The NASDAQ Capital Market and the exercise price, as of the date of the attempted exercise.

PROPOSAL NO. 1

APPROVAL OF ISSUANCE OF COMMON STOCK ISSUABLE UPON CONVERSION

OF SERIES A CONVERTIBLE PREFERRED, EXERCISE OF SERIES D COMMON STOCK PURCHASE WARRANTS, AND EXERCISE OF PLACEMENT AGENT COMMON STOCK PURCHASE WARRANTS

Description of Proposal

We are seeking stockholder approval as required by NASDAQ Rule 5635(d) (as described above) to issue additional shares of common stock at a Second Closing of the private placement under the Securities Purchase Agreement in order to satisfy commitments heretofore given to us from several investors. The approximately 7,213,689 shares of common stock being issued upon the conversion or exercise of securities sold and issued or available for sale and issuance under the Securities Purchase Agreement consist of:

(i)	4,402,877 shares of common stock issuable upon the conversion of approximately 8,145.3 shares of Series A Convertible Preferred Stock, of which 2,700.3 were sold at the First Closing and 5,445 are available for sale and issuance at the Second Closing pursuant to the Securities Purchase Agreement, for an aggregate purchase price of approximately $8,145,300 and based upon a fixed conversion price of $1.85 per share on an as-converted basis;

(ii)	2,702,704 shares of our common stock (based on the full $10,000,000 investment) issuable upon exercise of Series D Common Stock Purchase Warrants, of which Series D Common Stock Purchase Warrants exercisable for 1,231,082 shares of common stock were sold at the First Closing and Series D Common Stock Purchase Warrants exercisable for 1,471,622 shares of common stock are available for sale and issuance at the Second Closing pursuant to the Securities Purchase Agreement, based on a fixed per share exercise price of $2.46; and

(iii)	108,108 shares of our common stock issuable upon exercise of Common Stock Warrants, of which Common Stock Warrants exercisable for 49,243 shares were issued at the First Closing and Common Stock Warrants exercisable for 58,865 are available for issuance at the Second Closing, based on a fixed per share exercise price of $2.46, issuable to Maxim Group, LLC, as our placement agent, pursuant to the Engagement Letter.

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and voting on the matter, excluding shares acquired in the initial closing of the private placement under the Securities Purchase Agreement, is necessary under NASDAQ Marketplace Rule 5635(e)(4) to approve this Proposal 1. Accordingly, failure to vote and broker non-votes will not affect whether this proposal is approved, but an abstention will have the same effect as a vote against the proposal.

Potential Effects of this Proposal

The 7,213,689 shares which are the subject of this Proposal 1 represent approximately 91.2% of our shares of common stock outstanding as of July 24, 2015, the day before the closing under the Aspire Purchase Agreement. The issuance of such shares will result in an increase in the number of shares of common stock outstanding and the respective percentage interests of current stockholders in the voting power, liquidation value, and book and market value of our company, and in our future earnings will be reduced. Such effects could be significantly enhanced if one or more of the other proposals are also adopted. The sale or resale of these shares could cause the market price of our common stock to decline.

We will have broad discretion to use the net proceeds to us from the sale of such shares, and you will be relying solely on the judgment of our board of directors and management regarding the application of these proceeds. Our use of the proceeds may not improve our operating results or increase the value of your investment.

For your consideration of Proposal 1, a description of the material terms of the private placement is set forth in this Proxy Statement to provide you with basic information concerning the private placement. However, the description below is not a substitute for reviewing the full text of the referenced documents, which were attached as exhibits to the Company’s Current Report on Form 8-K as filed with the SEC on October 15, 2015 and are available upon written request to the Secretary of the Company at its headquarters.

The Board of Directors recommends that stockholders vote FOR the approval of the issuance of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock, exercise of the Series D Common Stock Purchase Warrants, and exercise of the Placement Agent Common Stock Purchase Warrants sold and issued, or available for sale and issuance in the private placement under the Securities Purchase Agreement dated as of October 12, 2015, and the Engagement Letter dated as of September 17, 2015.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the following documents:

1.	our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 13, 2015;

2.	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, filed with the SEC on May 4, 2015 and August 10, 2015, respectively; and

3.	our Current Report on Form 8-K filed with the SEC on October 15, 2015.

You may read and copy any reports, statements or other information filed by the Company at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the operation of the SEC’s public reference facilities. The SEC maintains a website that contains reports, proxy statements and other information, including those filed by us, at http://www.sec.gov. You may also access the SEC filings and obtain other information about our company through its website, which is http://www.capnia.com. The information contained on the website is not incorporated by reference in, or in any way part of, this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and other intermediaries, such as brokers and banks, to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the applicable proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, please notify your broker, direct your written request to Capnia, Inc., Investor Relations; 1235 Radio Road, Suite 110, Redwood City, California 94065 or contact us at ir@capnia.com or (650) 213-8444. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their brokers.

OTHER BUSINESS

According to our bylaws, the only business that may be considered at a special meeting is that which is contained in the notice of such meeting. Therefore, only Proposal 1 will be considered at the special meeting and no other business will be presented for consideration at the special meeting.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Anish Bhatnagar

President and Chief Executive Officer

Dated: November 10, 2015

CAPNIA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CAPNIA, INC.

The undersigned appoints Anish Bhatnagar and David O’Toole, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the capital stock of Capnia, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the special meeting of stockholders thereof to be held on November 20, 2015, or at any adjournment or postponement thereof. The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the special meeting or any adjournments or postponements thereof. The undersigned hereby revokes ALL previous proxies given to vote at the Special Meeting of Stockholders to be held on November 20, 2015, or at any adjournment or postponement thereof.

Unless otherwise marked, a signed proxy will be voted FOR the authoriziation of the issuance of up to an aggregate of 7,213,689 shares of our common stock at our Second Closing, consisting of: (i) 4,402,877 shares of common stock issuable upon the conversion of approximately 8,145.3 shares of Series A Convertible Preferred Stock, of which 2,700.3 were sold at the First Closing (as defined below) and 5,445 are available for sale and issuance at the Second Closing (as defined below) pursuant to the Securities Purchase Agreement dated as of October 12, 2015 (the “Securities Purchase Agreement”), for an aggregate purchase price of approximately $8,145,300 and based upon a fixed conversion price of $1.85 per share on an as-converted basis; (ii) 2,702,704 shares of our common stock (based on the full $10,000,000 investment) issuable upon exercise of Series D Common Stock Purchase Warrants, of which Series D Common Stock Purchase Warrants exercisable for 1,231,082 shares of common stock were sold at the First Closing (as defined in the Securities Purchase Agreement) and Series D Common Stock Purchase Warrants exercisable for 1,471,622 shares of common stock are available for sale and issuance at the Second Closing (as defined in the Securities Purchase Agreement) pursuant to the Securities Purchase Agreement, based on a fixed per share exercise price of $2.46; and (iii) 108,108 shares of our common stock issuable upon exercise of Common Stock Warrants, of which Common Stock Warrants exercisable for 49,243 shares were issued at the First Closing and Common Stock Warrants exercisable for 58,865 are available for issuance at the Second Closing, based on a fixed per share exercise price of $2.46, issuable to Maxim Group, LLC, as our placement agent, pursuant to the Engagement Letter dated September 17, 2015 (the “Engagement Letter”).

(Continued and to be signed on the reverse side.)

1.1 14475

SPECIAL MEETING OF STOCKHOLDERS OF

CAPNIA, INC.

November 20, 2015

GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

The Notice of Meeting, proxy statement and proxy card are available at www.astproxyportal.com/ast/19765

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00030000000000001000 3 112015

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

FOR AGAINST ABSTAIN

1. Authoriziation of the issuance of up to an aggregate of 7,213,689 shares of our common stock at our Second Closing, consisting of: (i) 4,402,877 shares of common stock issuable upon the conversion of approximately 8,145.3 shares of Series A Convertible Preferred Stock, of which 2,700.3 were sold at the First Closing (as defined below) and 5,445 are available for sale and issuance at the Second Closing (as defined below) pursuant to the Securities Purchase Agreement dated as of October 12, 2015 (the “Securities Purchase Agreement”), for an aggregate purchase price of approximately $8,145,300 and based upon a fixed conversion price of $1.85 per share on an as-converted basis; (ii) 2,702,704 shares of our common stock (based on the full $10,000,000 investment) issuable upon exercise of Series D Common Stock Purchase Warrants, of which Series D Common Stock Purchase Warrants exercisable for 1,231,082 shares of common stock were sold at the First Closing (as defined in the Securities Purchase Agreement) and Series D Common Stock Purchase Warrants exercisable for 1,471,622 shares of common stock are available for sale and issuance at the Second Closing (as defined in the Securities Purchase Agreement) pursuant to the Securities Purchase Agreement, based on a fixed per share exercise price of $2.46; and (iii) 108,108 shares of our common stock issuable upon exercise of Common Stock Warrants, of which Common Stock Warrants exercisable for 49,243 shares were issued at the First Closing and Common Stock Warrants exercisable for 58,865 are available for issuance at the Second Closing, based on a fixed per share exercise price of $2.46, issuable to Maxim Group, LLC, as our placement agent, pursuant to the Engagement Letter dated September 17, 2015 (the “Engagement Letter”).

NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF CAPNIA, INC. November 20, 2015 PROXY VOTING INSTRUCTIONS

INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON—You may vote your shares in person by attending the Special Meeting.

GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER ACCOUNT NUMBER

The Notice of Meeting, proxy statement and proxy card are available at www.astproxyportal.com/19765

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

00030000000000001000 3 112015

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Authoriziation of the issuance of up to an aggregate of 7,213,689 shares of our common stock at our Second Closing, consisting of: (i) 4,402,877 shares of common stock issuable upon the conversion of approximately 8,145.3 shares of Series A Convertible Preferred Stock, of which 2,700.3 were sold at the First Closing (as defined below) and 5,445 are available for sale and issuance at the Second Closing (as defined below) pursuant to the Securities Purchase Agreement dated as of October 12, 2015 (the “Securities Purchase Agreement”), for an aggregate purchase price of approximately $8,145,300 and based upon a fixed conversion price of $1.85 per share on an as-converted basis; (ii) 2,702,704 shares of our common stock (based on the full $10,000,000 investment) issuable upon exercise of Series D Common Stock Purchase Warrants, of which Series D Common Stock Purchase Warrants exercisable for 1,231,082 shares of common stock were sold at the First Closing (as defined in the Securities Purchase Agreement) and Series D Common Stock Purchase Warrants exercisable for 1,471,622 shares of common stock are available for sale and issuance at the Second Closing (as defined in the Securities Purchase Agreement) pursuant to the Securities Purchase Agreement, based on a fixed per share exercise price of $2.46; and (iii) 108,108 shares of our common stock issuable upon exercise of Common Stock Warrants, of which Common Stock Warrants exercisable for 49,243 shares were issued at the First Closing and Common Stock Warrants exercisable for 58,865 are available for issuance at the Second Closing, based on a fixed per share exercise price of $2.46, issuable to Maxim Group, LLC, as our placement agent, pursuant to the Engagement Letter dated September 17, 2015 (the “Engagement Letter”). FOR AGAINST ABSTAIN

NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.